                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)  June 27, 2006
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      000-26534                13-3671221
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

     4 Science Park, New Haven, CT                                     06511
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:   (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      The Company amended certain option agreements with Dr. Terrence Doyle, the former Vice President - Chief Scientific Officer of the Company, effective as of
June 27, 2006 with respect to outstanding options granted under the Amended and
Restated 1993 Stock Option Plan, permitting such options to remain outstanding and, where applicable, to continue to vest and become exercisable until the earliest of (i) three months following the termination of Dr. Doyle's relationship with the Company, (ii) the term of the applicable option as set forth in the applicable option agreement or (iii) December 31, 2006. The foregoing description is qualified by reference to the letter agreement filed as
Exhibit 10.1 to this Current Report.

ITEM 8.01 OTHER EVENTS

      At the Company's annual meeting of stockholders held on June 27, 2006, two proposals were voted upon by the Company's stockholders. A description of each proposal and a tabulation of the votes for each of the proposals follows:

1. To elect seven directors to hold office until the 2006 annual meeting of stockholders or until their successors are elected and qualified. All seven nominees were elected:

                                                           Authority Withheld
                                        For Nominee           From Nominee
                                        -----------        -------------------
      William R. Miller                 57,665,595               955,246
      George Bickerstaff                57,950,603               670,238
      Stephen K. Carter, M.D.           57,990,298               630,543
      Alan Kessman                      57,643,487               977,354
      Alan C. Sartorelli, Ph.D.         56,803,901             1,816,940
      Ian Williams                      57,985,848               634,993
      Gary Willis                       57,957,733               633,108

2. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2005. The appointment of
Ernst & Young LLP was ratified:

                                                               Abstentions and
           For                          Against                Broker Non-Votes
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        58,125,233                      395,422                    100,186

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (d) EXHIBITS.

   Exhibit 10.1  Letter Agreement, effective as of June 27, 2006 by and between
                 Vion Pharmaceuticals, Inc. and Terrence Doyle.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VION PHARMACEUTICALS, INC.

Date: June 29, 2006           By:   /s/ Howard B. Johnson
                                 -----------------------------------------------
                                    Name:  Howard B. Johnson
                                    Title: President and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit 10.1 Letter Agreement, effective as of June 27, 2006 by and between Vion
             Pharmaceuticals, Inc. and Terrence Doyle.

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